                                 EXHIBIT 99.35

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

THE STRATS REPRESENT DATA FROM GROUP II ONLY


---------------------------------------------------------------------------------------------------------------------
                             % of pool   average LTV   CLTV above 80%   CLTV above 90%    % full doc   % owner occ
---------------------------------------------------------------------------------------------------------------------
A        FICO below 600        26.00        79.73          35.63             4.54           74.82         99.02
---------------------------------------------------------------------------------------------------------------------
         FICO below 580        16.24        77.68          31.43             1.76           75.23         99.12
---------------------------------------------------------------------------------------------------------------------
         FICO below 560        10.82        75.71          25.59             0.39           76.98         99.06
---------------------------------------------------------------------------------------------------------------------

                               [RESTUBBED TABLE]

--------------------------------------------------------------------------------------------------
                              ave wac   % below 100k  % above 500k    % IO    ave DTI   DTI > 45%
--------------------------------------------------------------------------------------------------
A        FICO below 600        7.668        9.05          97.68       13.91    43.33      52.17
--------------------------------------------------------------------------------------------------
         FICO below 580        7.945        6.99          96.28       8.20     43.26      52.18
--------------------------------------------------------------------------------------------------
         FICO below 560        8.117        6.63          98.78       2.59     42.80      49.30
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                             % of pool   average LTV   FICO <600    FICO < 575  % full doc   % owner occ   ave wac   % below 100k
----------------------------------------------------------------------------------------------------------------------------------
B         LTV above 85%        29.31        94.12        17.46         6.54       75.26         96.76       7.236        6.25
----------------------------------------------------------------------------------------------------------------------------------
          LTV above 90%        15.28        98.24         7.72         1.68       83.81         99.41       7.245        7.28
----------------------------------------------------------------------------------------------------------------------------------
          LTV above 95%        10.89        99.72         3.84         1.76       89.25         99.31       7.190        8.78
----------------------------------------------------------------------------------------------------------------------------------

                               [RESTUBBED TABLE]

---------------------------------------------------------------------------------------------------------------
                              % above 500k      % IO       ave DTI      DTI > 45%    CLTV above 80%  CLTV > 90%
---------------------------------------------------------------------------------------------------------------
B         LTV above 85%           98.25         32.36       43.01         50.06          100.00        52.13
---------------------------------------------------------------------------------------------------------------
          LTV above 90%           98.44         31.04       42.58         47.27          100.00       100.00
---------------------------------------------------------------------------------------------------------------
          LTV above 95%          100.00         31.77       42.70         48.66          100.00       100.00
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             % of pool   average LTV   FICO <600    FICO < 575   % full doc   % owner occ    ave wac   % below 100k
-----------------------------------------------------------------------------------------------------------------------------------
C           DTI > 40%          72.02        83.25        26.06        14.27        56.50         97.70        7.079        5.55
-----------------------------------------------------------------------------------------------------------------------------------
            DTI > 45%          48.81        83.33        27.79        15.32        58.53         98.00        7.114        4.95
-----------------------------------------------------------------------------------------------------------------------------------
            DTI > 50%          11.31        83.83        33.87        18.87        74.92         99.18        7.099        3.27
-----------------------------------------------------------------------------------------------------------------------------------
           Average DTI

                               [RESTUBBED TABLE]

----------------------------------------------------------------------------------------------------------
                              % above 500k    % IO     ave DTI    DTI > 45%    CLTV above 80%   CLTV > 90%
----------------------------------------------------------------------------------------------------------
C           DTI > 40%             95.32       34.13     46.87       67.77          37.19          14.80
----------------------------------------------------------------------------------------------------------
            DTI > 45%             94.95       31.65     48.92      100.00          36.84          14.80
----------------------------------------------------------------------------------------------------------
            DTI > 50%             93.22       25.42     52.57      100.00          41.27          17.40
----------------------------------------------------------------------------------------------------------
           Average DTI


-------------------------------------------------------------------------------------------------------------------------------
D                           % of pool   average LTV     FICO <600       FICO < 575     % full doc    % owner occ     ave wac
-------------------------------------------------------------------------------------------------------------------------------
          Non Owner Occ        2.51        82.51          10.13            4.07          53.55           0.00         7.689
-------------------------------------------------------------------------------------------------------------------------------
           Stated Docs        40.44        80.85          15.36            8.17           0.00          97.49         7.272
-------------------------------------------------------------------------------------------------------------------------------
        Loans below 100k       6.70        82.91          35.12           13.61          69.91          95.40         7.481
-------------------------------------------------------------------------------------------------------------------------------
            IO Loans          33.76        83.54          10.71            3.53          59.82          97.98         6.786
-------------------------------------------------------------------------------------------------------------------------------

                               [RESTUBBED TABLE]
--------------------------------------------------------------------------------------------------------------------------
D                             % below 100k  % above 500k     % IO       ave DTI   DTI > 45%      LTV > 80%     CLTV > 90%
--------------------------------------------------------------------------------------------------------------------------
          Non Owner Occ           12.27         95.54        27.23       40.73      38.88          46.14           3.61
--------------------------------------------------------------------------------------------------------------------------
           Stated Docs             4.96         95.37        31.56       43.26      49.21          23.24           5.42
--------------------------------------------------------------------------------------------------------------------------
        Loans below 100k         100.00        100.00         9.51       39.98      36.05          32.59          16.59
--------------------------------------------------------------------------------------------------------------------------
            IO Loans               1.89         92.40       100.00       42.85      45.76          35.81          14.05
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
   E When do IOs reset
----------------------------------------------------------------------------------------------------------------------------------
     MONTHS TO NEXT RESET (ARMS ONLY)     COUNT     BALANCE ($)   % OF BALANCE       WAC     REMAINING TERM    WA CLTV     WA FICO
----------------------------------------------------------------------------------------------------------------------------------
     0 - 5                                  1         233,645         0.05          7.875         338           95.00        626
----------------------------------------------------------------------------------------------------------------------------------
     6 - 11                                 3         673,964         0.15          7.137         346           92.05        707
----------------------------------------------------------------------------------------------------------------------------------
     12 - 17                                1         510,708         0.11          6.950         348           82.56        573
----------------------------------------------------------------------------------------------------------------------------------
     18 - 23                               1658     316,955,572      71.04          7.128         358           82.82        628
----------------------------------------------------------------------------------------------------------------------------------
     24 - 29                               117      19,942,428        4.47          7.384         360           84.19        639
----------------------------------------------------------------------------------------------------------------------------------
     30 - 35                               359      74,990,550       16.81          7.009         358           83.65        635
----------------------------------------------------------------------------------------------------------------------------------
     36 - 41                                12       3,664,200        0.82          7.415         360           86.94        663
----------------------------------------------------------------------------------------------------------------------------------
     54 - 59                               102      24,422,212        5.47          6.567         359           83.54        658
----------------------------------------------------------------------------------------------------------------------------------
     60                                     18       4,798,550        1.08          6.444         360           82.60        637
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                                2271     446,191,829       100           7.084         358           83.11        632
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
   F Is DTI off current mortgage rate for IO
------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
   G Summary of pool per grades
---------------------------------------------------------------------------------------------------------------------------------
     CREDIT GRADE                  COUNT        BALANCE ($)       % OF BALANCE       WAC      REMAINING TERM    WA LTV   WA FICO
---------------------------------------------------------------------------------------------------------------------------------
     A                             1,749      348,457,741.11         78.10          6.900          358          84.34      652
---------------------------------------------------------------------------------------------------------------------------------
     B                              172        29,972,612.87          6.72          7.365          358          82.52      583
---------------------------------------------------------------------------------------------------------------------------------
     C                              350        67,761,474.96         15.19          7.905          358          77.04      549
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                        2,271        446,191,829           100           7.084          358          83.11      632
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
   H What are top 10 cities and average strats for each
---------------------------------------------------------------------------------------------------------------------------------
     TOP 10 CITIES OF OVERALL POOL    LOANS        BALANCE ($)         BALANCE        RATE (%)    (MONTHS)       LTV      SCORE
---------------------------------------------------------------------------------------------------------------------------------
     LAS VEGAS                          37        9,363,842.33           2.10          6.814        358         85.15      648
---------------------------------------------------------------------------------------------------------------------------------
     CHICAGO                            35        8,993,112.21           2.02          7.132        358         80.22      654
---------------------------------------------------------------------------------------------------------------------------------
     PHOENIX                            49        8,736,877.75           1.96          6.886        359         83.99      653
---------------------------------------------------------------------------------------------------------------------------------
     MIAMI                              32        6,567,386.64           1.47          7.204        358         81.13      649
---------------------------------------------------------------------------------------------------------------------------------
     BROOKLYN                           17        6,214,296.44           1.39          7.131        358         77.28      609
---------------------------------------------------------------------------------------------------------------------------------
     LOS ANGELES                        10        3,468,829.09           0.78          6.596        358         79.69      634
---------------------------------------------------------------------------------------------------------------------------------
     BOWIE                               9        2,728,236.51           0.61          6.877        358         79.49      661
---------------------------------------------------------------------------------------------------------------------------------
     BRONX                               7        2,644,056.39           0.59          7.264        359         80.54      616
---------------------------------------------------------------------------------------------------------------------------------
     ORLANDO                            15        2,607,565.69           0.58          7.188        359         81.02      649
---------------------------------------------------------------------------------------------------------------------------------
     JAMAICA                             7        2,522,682.72           0.57          7.471        358         80.86      586
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL:               2,271         446,191,829         100.00          7.084        358         83.11      632
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % FICO LESS
   LTV > 90     LOANS     BALANCE ($) % OF BALANCE    RATE (%)   % STATED DOCTYPE  % IO LOANS   % NON-OWNER OCCUPIED     THAN 600
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                  376      68,166,541     15.28        7.240            14.36          31.04            99.406            7.72
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
   J What is max LTv fo stated income and minimum FICO for stated income?
     MAX LTV, STATED INC.                   100
     MIN FICO, STATED INC.                  500
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   K What is min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90:  506
----------------------------------------------------------------------------

   L Seasoning hisotry - any over 3m? YES  0.04

   M Excess spread?                see page 25 & 26 of the termsheet

   N what is available funds cap schedule at forwards +200, fixed prepay
     at 50% CPR, ARM pay at 125% CPR.   SEE 3rd TAB!!!!!

   O Please specify as part of the strats , silent seconds, second liens, MH,
                        MH:     None
                        Second Lien:     None
                        % of loans of group II with Silent Seconds:     28.66%


This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposesnge.eThluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will cha


                                                                   EFFECTIVE                        ASSUMPTIONS:
   PERIOD         DATE                     NET WAC CAP            NET WAC CAP                       Forward LIBOR + 200 bps
                                                                                                    FRM:  50% PPC
            0     21-Oct-05                                                                         ARM: 125% PPC
            1     25-Nov-05                       5.567%             5.567%                         No Loss
            2     25-Dec-05                       6.495%             6.495%
            3     25-Jan-06                       6.285%             6.285%
            4     25-Feb-06                       6.285%             6.302%
            5     25-Mar-06                       6.959%             6.959%
            6     25-Apr-06                       6.285%             6.537%
            7     25-May-06                       6.495%             6.495%
            8     25-Jun-06                       6.285%             6.553%
            9     25-Jul-06                       6.495%             6.582%
           10     25-Aug-06                       6.285%             6.552%
           11     25-Sep-06                       6.285%             6.601%
           12     25-Oct-06                       6.494%             6.613%
           13     25-Nov-06                       6.285%             6.478%
           14     25-Dec-06                       6.494%             6.494%
           15     25-Jan-07                       6.285%             6.498%
           16     25-Feb-07                       6.285%             6.508%
           17     25-Mar-07                       6.958%             6.958%
           18     25-Apr-07                       6.284%             6.526%
           19     25-May-07                       6.494%             6.535%
           20     25-Jun-07                       6.284%             6.544%
           21     25-Jul-07                       6.494%             6.553%
           22     25-Aug-07                       6.284%             6.562%
           23     25-Sep-07                       8.195%             8.195%
           24     25-Oct-07                       8.664%             8.664%
           25     25-Nov-07                       8.385%             8.385%
           26     25-Dec-07                       8.664%             8.664%
           27     25-Jan-08                       8.385%             8.385%
           28     25-Feb-08                       8.385%             8.385%
           29     25-Mar-08                       9.708%             9.708%
           30     25-Apr-08                       9.147%             9.147%
           31     25-May-08                       9.452%             9.452%
           32     25-Jun-08                       9.147%             9.147%
           33     25-Jul-08                       9.453%             9.453%
           34     25-Aug-08                       9.148%             9.148%
           35     25-Sep-08                      10.316%            10.316%
           36     25-Oct-08                      10.754%            10.754%
           37     25-Nov-08                      10.407%            10.407%
           38     25-Dec-08                      10.754%            10.754%
           39     25-Jan-09                      10.408%            10.408%
           40     25-Feb-09                      10.408%            10.408%
           41     25-Mar-09                      12.306%            12.306%
           42     25-Apr-09                      11.182%            11.182%
           43     25-May-09                      11.555%            11.555%
           44     25-Jun-09                      11.183%            11.183%
           45     25-Jul-09                      11.556%            11.556%
           46     25-Aug-09                      11.183%            11.183%
           47     25-Sep-09                      11.391%            11.391%
           48     25-Oct-09                      11.782%            11.782%
           49     25-Nov-09                      11.402%            11.402%
           50     25-Dec-09                      11.783%            11.783%
           51     25-Jan-10                      11.403%            11.403%
           52     25-Feb-10                      11.403%            11.403%
           53     25-Mar-10                      12.794%            12.794%
           54     25-Apr-10                      11.565%            11.565%
           55     25-May-10                      11.951%            11.951%
           56     25-Jun-10                      11.566%            11.566%
           57     25-Jul-10                      11.952%            11.952%
           58     25-Aug-10                      11.567%            11.567%
           59     25-Sep-10                      11.628%            11.628%
           60     25-Oct-10                      12.306%            12.306%
           61     25-Nov-10                      11.909%            11.909%
           62     25-Dec-10                      12.306%            12.306%
           63     25-Jan-11                      11.909%            11.909%
           64     25-Feb-11                      11.910%            11.910%
           65     25-Mar-11                      13.218%            13.218%
           66     25-Apr-11                      12.055%            12.055%
           67     25-May-11                      12.457%            12.457%
           68     25-Jun-11                      12.055%            12.055%
           69     25-Jul-11                      12.457%            12.457%


           70     25-Aug-11                      12.055%            12.055%
           71     25-Sep-11                      12.042%            12.042%
           72     25-Oct-11                      12.559%            12.559%
           73     25-Nov-11                      12.154%            12.154%
           74     25-Dec-11                      12.559%            12.559%
           75     25-Jan-12                      12.154%            12.154%
           76     25-Feb-12                      12.154%            12.154%
           77     25-Mar-12                      12.984%            12.984%
           78     25-Apr-12                      12.197%            12.197%
           79     25-May-12                      12.604%            12.604%
           80     25-Jun-12                      12.197%            12.197%
           81     25-Jul-12                      12.604%            12.604%
           82     25-Aug-12                      12.197%            12.197%
           83     25-Sep-12                      12.251%            12.251%
           84     25-Oct-12                      12.677%            12.677%
           85     25-Nov-12                      12.268%            12.268%
           86     25-Dec-12                      12.677%            12.677%
           87     25-Jan-13                      12.268%            12.268%
           88     25-Feb-13                      12.268%            12.268%
           89     25-Mar-13                      13.616%            13.616%
           90     25-Apr-13                      12.302%            12.302%
           91     25-May-13                      12.712%            12.712%
           92     25-Jun-13                      12.302%            12.302%
           93     25-Jul-13                      12.712%            12.712%
           94     25-Aug-13                      12.302%            12.302%
           95     25-Sep-13                      12.337%            12.337%
           96     25-Oct-13                      12.752%            12.752%
           97     25-Nov-13                      12.341%            12.341%
           98     25-Dec-13                      12.752%            12.752%
           99     25-Jan-14                      12.341%            12.341%
          100     25-Feb-14                      12.341%            12.341%
          101     25-Mar-14                      13.684%            13.684%
          102     25-Apr-14                      12.361%            12.361%
          103     25-May-14                      12.773%            12.773%
          104     25-Jun-14                      12.361%            12.361%
          105     25-Jul-14                      12.773%            12.773%
          106     25-Aug-14                      12.361%            12.361%
          107     25-Sep-14                      12.389%            12.389%
          108     25-Oct-14                      12.806%            12.806%
          109     25-Nov-14                      12.393%            12.393%
          110     25-Dec-14                      12.806%            12.806%
          111     25-Jan-15                      12.393%            12.393%
          112     25-Feb-15                      12.393%            12.393%
          113     25-Mar-15                      13.736%            13.736%
          114     25-Apr-15                      12.407%            12.407%
          115     25-May-15                      12.821%            12.821%
          116     25-Jun-15                      12.407%            12.407%
          117     25-Jul-15                      12.821%            12.821%
          118     25-Aug-15                      12.407%            12.407%
          119     25-Sep-15                      12.418%            12.418%
          120     25-Oct-15                      12.834%            12.834%
          121     25-Nov-15                      12.420%            12.420%
          122     25-Dec-15                      12.834%            12.834%
          123     25-Jan-16                      12.420%            12.420%
          124     25-Feb-16                      12.420%            12.420%
          125     25-Mar-16                      13.281%            13.281%
          126     25-Apr-16                      12.424%            12.424%
          127     25-May-16                      12.838%            12.838%
          128     25-Jun-16                      12.424%            12.424%
          129     25-Jul-16                      12.838%            12.838%
          130     25-Aug-16                      12.424%            12.424%
          131     25-Sep-16                      12.424%            12.424%
          132     25-Oct-16                      12.839%            12.839%
          133     25-Nov-16                      12.424%            12.424%
          134     25-Dec-16                      12.839%            12.839%
          135     25-Jan-17                      12.424%            12.424%
          136     25-Feb-17                      12.424%            12.424%
          137     25-Mar-17                      13.756%            13.756%
          138     25-Apr-17                      12.425%            12.425%
          139     25-May-17                      12.839%            12.839%
          140     25-Jun-17                      12.425%            12.425%
          141     25-Jul-17                      12.839%            12.839%
          142     25-Aug-17                      12.425%            12.425%
          143     25-Sep-17                      12.425%            12.425%
          144     25-Oct-17                      12.839%            12.839%
          145     25-Nov-17                      12.425%            12.425%
          146     25-Dec-17                      12.839%            12.839%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.